(ICON)
Prudential
Tax-Free
Money
Fund, Inc.

SEMI
ANNUAL
REPORT
June 30, 1998

(LOGO)

Prudential Tax-Free Money Fund, Inc.

Performance At A Glance.
Tax-exempt money market interest rates fluctuated at low levels for much of the past six months amid a shrinking supply of short-term securities, moderating U.S. economic growth and low inflation. We invested heavily during those brief periods when an imbalance between supply and demand caused short-term yields to rise. As a result, your Prudential Tax-Free Money Fund generated an attractive flow of tax exempt income and maintained its high credit quality and stable $1 net asset value per share. On June 30 , 1998, the Fund's seven-day current yield was 3.03%, which was equivalent to a 5.02% taxable yield for persons in the 39.6% income tax bracket.

Fund Facts                                 As of 6/30/98

                     7-Day     Net Asset     Taxable Equivalent Yield*      Weighted Avg.       Total Net
                  Current Yld.   Value     @31%       @36%        @39.6%       Maturity         Assets (mil.)
Tax-Free
Money Fund           3.03%        $1       4.39%     4.73%       5.02%        68 Days              $279

IBC Financial Data
Tax-Free Money
Fund Avg.**          3.03%        $1       4.39%     4.73%       5.02%        41 Days                N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Fund is neither insured nor guaranteed by the United States government and there can be no assurance that the Fund will be able to maintain a stable net asset value.

*Some investors may be subject to the federal alternative minimum tax (AMT). Income may be subject to state and local taxes.

**This is the average seven-day current yield, NAV and WAM of all funds in the IBC Financial Data tax-free money fund category as of July 1, 1998.


Tax-Free Money Fund Yields Fluctuated At Low Levels
                  (CHART)


How Investments Compared.
    (As of 6/30/98)
        (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*18 years for tax-exempt money funds.

Colleen Meehan, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Prudential Tax-Free Money Fund seeks high current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund invests in a diversified portfolio of high quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States and by the District of Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest ratings categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Ahead of the Game.
Long before an Asian economic crisis rocked world financial markets last October, our analysts warned that the Japanese banking sector was overburdened with bad loans. So we sold all tax-exempt money market securities backed by letters of credit from Japanese banks, which eliminated your Fund's only exposure to the troubled Asian region.

Strategy Session.
-------------------------------------------------------------------------------
Shifting Sentiment.
As 1997 drew to a close, the usual end-of-the-year supply pressures forced money market interest rates higher. This trend was also reflected in the tax-exempt market, where portfolio managers sold securities to meet year-end shareholder redemptions.

The new year, however, brought several shifts in investor sentiment that initially caused money market rates to fall sharply in January. Some investors believed worsening financial problems in Asia would slow U.S. economic growth enough to require a reduction in the federal funds rate (the overnight bank lending rate) to stimulate the economy. But the continued strength of the American economy plus some "balanced" comments by Federal Reserve Chairman Alan Greenspan abruptly dispelled the notion that a federal funds rate cut was imminent. Thus money market rates began to edge higher in late February and early March as some investors now believed the robust U.S. economy might actually require a federal funds rate increase to keep it from overheating.

Finally a measure of calm descended on the money markets. Short-term rates moved neither dramatically higher or lower for much of the spring as the Asian crisis caused the U.S. economy to lose steam, domestic inflation remained low and the federal funds target rate stayed at 5.50%. Large reductions in the issuance of short-term municipal securities also kept a lid on tax-exempt money market rates. Solid employment and income growth increased tax revenues to the extent that many state and local governments reduced their annual money market borrowings. Furthermore to lock in low borrowing costs, some state and local governments preferred to issue longer term securities rather than shorter term.

Still, municipal money market rates climbed briefly in late April and early May as portfolio managers sold securities to provide shareholders with cash to pay their income taxes. Tax-exempt money market rates trended lower heading into the summer and have remained in that range.

What Went Well.
-------------------------------------------------
Thriving Amid Low Rates.
During the past six months, the Bond Buyer One-Year Note Index that gauges municipal money market yields remained below 3.80%, a level it had hovered above for much of 1997. In this low interest rate environment, we believed the best strategy involved keeping the Fund's weighted average maturity (WAM) longer than that of its competition by purchasing higher yielding securities when available. And that is exactly what we did!

We bought attractively priced tax-exempt notes maturing in six months to one year as portfolio managers sold these securities at year end to meet seasonal redemptions that occur because shareholders need to pay for holiday expenditures. By locking in these solid yields in late December, we were able to avoid buying lower yielding securities in January.

Municipal money market yields climbed again in late April and early May as portfolio mangers sold securities to pay for shareholder redemptions during tax season. Here again, bargain hunting unearthed good buys on longer term, tax-exempt commercial paper, six-month and one-year notes. Our tax-season purchases significantly extended the WAM, which left the Fund well-positioned heading into the drop off in rates that typically occurs in late June and early July. The Fund has increased its holdings in municipal asset-backed securities. Issuance of these securities has increased dramatically during the year. This rapid growth is partially attributable to the steady growth in the assets of tax-exempt money market funds.

And Not So Well.
-------------------------------------------------
The One That Got Away.
Many state and local governments reduced borrowing costs by issuing new long-term bonds at lower interest rates and prerefunding or arranging for the early retirement of older bonds with higher interest rates. Proceeds from the new bonds are invested in direct obligations of the U.S. government that are used to pay interest and principal on the older bonds until they are retired. The older bonds (now prerefunded) climb in value because of the backing from the U.S. government and their earlier maturity date. While prerefunded bonds are usually quite expensive, they cheapened during tax season then rebounded in price in late spring. Unfortunately, we did not participate as much as we would have like to in this excellent opportunity to enhance the Fund's returns.

Looking Ahead.
-------------------------------------------------
We believe that moderating U.S. economic growth, subdued inflationary pressures, and the prolonged economic slump in Asia will likely keep the Federal Reserve from moving on short-term interest rates over the next several months. Still, Federal Reserve Chairman Greenspan recently warned that higher inflation remains more of a risk than recession in the U.S. We will manage the Fund to maintain attractive returns while waiting for more situations in which dramatic swings in market sentiment or supply and demand imbalances create buying opportunities that enable us to lock in higher yields.


Weighted Average Maturity Compared
       To The Average Fund.
             (CHART)
                                   1

<PAGE

President's Letter                                               August 4, 1998
-------------------------------------------------------------------------------
(PHOTO)
                              Managing Expectations.
Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks--a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media has given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the US economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

- Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counter-productive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- Diversification Lessens Risk. Market sectors seldom move in tandem. A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of
June 30, 1998 (Unaudited)            PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Colorado--2.5%
Colorado Hlth. Facs. Auth. Rev., Frasier Meadows Manor,
   F.R.W.D.,
   Ser. 94                                                      NR               3.60%        7/02/98   $  6,950     $  6,950,000
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia--4.2%
Dist. of Columbia,
   T.R.A.N., Ser. 98B                                           MIG1             4.50         9/30/98      6,100        6,109,211
   T.R.A.N., Ser. 98C                                           MIG1             5.00         9/30/98      3,500        3,509,704
District of Columbia G.O. Var. Rate,
   F.R.D.D., Ser. 92A-4                                         VMIG1            4.00         7/01/98      1,800        1,800,000
   F.R.D.D., Ser. 92A-6                                         VMIG1            4.00         7/01/98        200          200,000
                                                                                                                     ------------
                                                                                                                       11,618,915
------------------------------------------------------------------------------------------------------------------------------
Florida--7.6%
Capital Projs. Fin. Auth. Rev., Florida Hosp. Assoc.,
   F.R.W.D.,
   Series 98-A                                                  A-1+*            4.00         7/01/98      5,000        5,000,000
Florida Hsg. Fin. Agy., Multifamily Hsg. Rev., Oaks at Mill
   Creek, A.N.N.O.T.                                            A1+*             3.85        11/01/98      1,750        1,750,000
Jacksonville Pwr. & Lt., Lomak Petroleum Inc., T.E.C.P., Ser.
   94                                                           VMIG1            3.60        10/13/98      3,500        3,500,000
Putnam Cnty. Dev. Auth., Seminole Elec. Proj., S.E.M.O.T.,
   Ser. 84H-4                                                   P-1              3.50         9/15/98     10,960       10,956,586
                                                                                                                     ------------
                                                                                                                       21,206,586
------------------------------------------------------------------------------------------------------------------------------
Georgia--6.3%
De Kalb Cnty. Hsg. Auth., Single Family Mtg. Rev. F.R.W.D.,
   Ser. A                                                       A-1+             3.80         7/02/98      7,150        7,150,000
Fulton Cnty. Dev. Auth., Siemen's Energy Inc., F.R.W.D., Ser.
   94                                                           VMIG1            3.60         7/02/98      7,750        7,750,000
Monroe Cnty. Dev. Auth. Poll., Oglethorpe Pwr. Corp.,
   S.E.M.O.T.,
   Ser. 96                                                      NR               3.80        11/02/98      2,670        2,670,000
                                                                                                                     ------------
                                                                                                                       17,570,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--12.9%
Illinois Community Sch. Dist., T.R.A.N., Ser. 97                NR               4.30         9/23/98      2,000        2,001,794
Illinois Dev. Fin. Auth. Rev., Adventist Hlth Sys., F.R.W.D.,
   Ser. 97A                                                     VMIG1            3.55         7/02/98      9,200        9,200,000
Illinois Hlth. Fac. Auth.,
   Evanston Hsp., S.E.M.M.T., Ser. 95                           VMIG1            3.80         4/30/99      7,000        7,000,000
   Evanston Hsp., S.E.M.M.T., Ser. 92                           VMIG1            3.85        11/30/98      9,000        9,000,000
Kane Cnty. Community Sch. Dist.,T.R.A.N., Ser. 97               NR               4.00         1/15/99      8,900        8,909,336
                                                                                                                     ------------
                                                                                                                       36,111,130
------------------------------------------------------------------------------------------------------------------------------
Indiana--1.8%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs., Covenant High
   Sch., F.R.W.D., Ser. 96                                      NR               3.60         7/02/98      5,000        5,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
June 30, 1998 (Unaudited)            PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Kentucky--2.1%
Kentucky Asset/Liability Comm., T.E.C.P.                        VMIG1            3.65%        8/06/98   $  6,000     $  6,000,000
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--6.0%
Commonwealth. of Mass., First Chicago Cert., S.E.M.O.T., Ser.
   98-B                                                         VMIG1            3.95        12/01/98      3,250        3,250,000
Massachussetts Ind. Fin. Agcy., New England Pwr. Co. Proj.,
   T.E.C.P., Ser. 93-A                                          VMIG1            3.70         7/28/98      1,500        1,500,000
Quincy Massachusetts, Common, Ser.98                            NR               4.10         5/21/99      5,500        5,515,526
State of Massachussetts Cons. Loans, Ser. 89-A                  Aaa              7.00         2/01/99      6,300        6,422,258
                                                                                                                     ------------
                                                                                                                       16,687,784
------------------------------------------------------------------------------------------------------------------------------
Michigan--0.5%
Michigan State Hsg. Dev., Semitool Inc., S.E.M.M.T., Ser.
   98-A                                                         A-1+*            3.80         2/25/99      1,500        1,500,000
------------------------------------------------------------------------------------------------------------------------------
Minnesota--5.5%
Bloomington Coml. Dev. Rev., 94th Street Assoc. Proj.,
   F.R.W.D.,
   Ser. 85                                                      A-1+*            3.60         7/03/98      5,245        5,245,000
Bloomington Port Auth. Tax Rev., F.R.W.D., Ser. 95-A            VMIG1            3.60         7/03/98      5,000        5,000,000
Indianapolis Power & Light Co., T.E.C.P.                        P-1              3.55         7/16/98      5,000        5,000,000
                                                                                                                     ------------
                                                                                                                       15,245,000
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.9%
State of Missouri Envrn. Impvt. & Energy Res. Auth. Poll.
   Ctrl. Rev., Monsanto Co. Proj., Ser. 88                      P1               3.70         7/01/98      2,500        2,500,000
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--2.2%
New Hampshire Bus. Fin. Auth.,
   New England Pwr. Co. Proj., T.E.C.P., Ser. 90-B              VMIG1            3.80         7/30/98      6,100        6,100,000
------------------------------------------------------------------------------------------------------------------------------
New Jersey--0.8%
New Jersey Econ. Dev. Auth. Rev., Nwk. Recl. Fac.,
   A.N.N.M.T., Ser. 97                                          A-1+*            3.95        12/15/98      2,300        2,300,000
------------------------------------------------------------------------------------------------------------------------------
New York--6.1%
New York City Wtr. Fin. Auth., T.E.C.P., Ser. 97                P-1              3.65         7/15/98     12,000       12,000,000
New York St. Power Auth. TandyCrafts Inc., T.E.C.P., Ser. 2     P-1              3.75         8/10/98      5,000        5,000,000
                                                                                                                     ------------
                                                                                                                       17,000,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--6.7%
Columbus Cnty., F.R.W.D., Ser. 96-1                             VMIG1            3.40         7/02/98      8,000        8,000,000
EastLake Indl. Dev. Rev., Astro Model Dev. Corp., F.R.W.D.,
   Ser. 96                                                      NR               3.70         7/02/98      6,500        6,500,000
Medina Cnty. Hsg. Rev. Oaks At Medina Proj., F.R.W.D.           NR               3.60         7/02/98      4,100        4,100,000
                                                                                                                     ------------
                                                                                                                       18,600,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
June 30, 1998 (Unaudited)            PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--4.3%
Tulsa Ind. Auth. Rev., Univ. of Tulsa, F.R.W.D., Ser. B         VMIG1            3.60%        7/01/98   $  4,200     $  4,200,000
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj., S.E.M.M.T., Ser.
   87A                                                          VMIG1            3.75        11/16/98      7,740        7,740,000
                                                                                                                     ------------
                                                                                                                       11,940,000
------------------------------------------------------------------------------------------------------------------------------
Oregon--4.5%
Oregon St Hsg. Comm. Serv. Dept., Single Family Mtg. Rev.,
   Ser. K                                                       MIG1             3.875       12/03/98      5,000        5,000,000
Oregon St. Econ. Dev. Rev., KRC Western Inc. Proj., F.R.W.D.,
   Ser. 178                                                     Aa2              3.65         7/02/98      7,650        7,650,000
                                                                                                                     ------------
                                                                                                                       12,650,000
------------------------------------------------------------------------------------------------------------------------------
South Dakota--2.4%
Brookings SD,
   Cert. of Part. Q.T.R.M.T., Ser. 97                           NR               3.85        10/29/98      3,655        3,655,000
South Dakota Hsg. Dev. Auth., Home Ownership Mtg., Ser. H       MIG1             3.95         8/13/98      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                        6,655,000
------------------------------------------------------------------------------------------------------------------------------
Tennessee--4.0%
Memphis Tennessee Common, G.O., Ser. 97                         Aa2              5.00         7/01/98      1,500        1,500,000
Metro Gov't Nashville & Davidson Cnty., Ind. Dev. Brd. Rev.,
   Multifamily Hsg., F.R.W.D., Ser. 89                          A-1+*            3.65         7/03/98      9,680        9,680,000
                                                                                                                     ------------
                                                                                                                       11,180,000
------------------------------------------------------------------------------------------------------------------------------
Texas--5.9%
Brazos River Harbor Nav. Dist. Rev., Dow Chemical Co.,
   F.R.D.D.,
   Ser. 93                                                      P-1              4.05         7/01/98        500          500,000
   Ser. 98                                                      P-1              4.05         7/01/98        900          900,000
   Ser. 97                                                      P-1              4.05         7/01/98      1,800        1,800,000
Greater Texas Stu. Ln. Rev. Rfdg., A.N.N.M.T., Ser. 96A         VMIG1            3.60         3/01/99      5,000        5,000,000
Houston Water & Sewer Sys. Rev., F.R.W.D., Ser. SG-73           A-1+*            3.64         7/01/98      5,600        5,600,000
San Antonio Elec. & Gas, T.E.C.P., Ser. A                       P-1              3.80         7/22/98      1,000        1,000,000
Southeast Texas Hsg. Fin. Corp., Banc One Tax Ex. Trust,
   F.R.W.D.S.,
   Ser. 91-D(e)                                                 Aaa              3.75         7/02/98      1,660        1,660,000
                                                                                                                     ------------
                                                                                                                       16,460,000
------------------------------------------------------------------------------------------------------------------------------
Utah--2.9%
Intermountain Pwr. Agy., T.E.C.P., Ser. B                       A-1+*            3.80         7/28/98      8,100        8,100,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
June 30, 1998 (Unaudited)            PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                                        Principal
                                                                  Moody's      Interest     Maturity     Amount         Value
Description(a)                                                     Rating        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington--3.1%
Seattle Hsg. Auth. Rev., Holly Park Proj., F.R.W.D., Ser. 97    Aa2              3.75%        7/01/98   $  2,300     $  2,300,000
Washington Hsg. Fin. Comm.,
   Mills Plains Crossing Proj., F.R.W.D., Ser. 88               A-1+*            3.40         7/07/98      3,300        3,300,000
   Nikkei Manor Proj., F.R.W.D., Ser. 96                        Aa3              3.80         7/01/98      3,100        3,100,000
                                                                                                                     ------------
                                                                                                                        8,700,000
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--5.0%
Whitewater Ind. Dev. Rev., Trek Bicycle Proj., F.R.W.D., Ser.
   95                                                           NR               3.70         7/02/98      4,055        4,055,000
Wisconsin Hlth & Ed. ,T.E.C.P., Ser. 98-B                       A-1+*            3.70         8/25/98      5,000        5,000,000
Wisconsin Hsg & Econ. Dev. Auth., Eagle Tax Ex. Trust,
   Q.T.R.O.T, Ser. 4901 (d) (e)                                 NR               3.80         9/01/98      5,000        5,000,000
                                                                                                                     ------------
                                                                                                                       14,055,000
Total Investments--98.2%
(cost $274,129,415(c))                                                                                                274,129,415
Other assets in excess of liabilities--1.8%                                                                             5,058,238
                                                                                                                     ------------
Net Assets--100%                                                                                                     $279,187,653
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b)
    G.O.--General Obligation
    Q.T.R.M.T.--Quarterly Tax & Reserve Mandatory Tender(b) Q.T.R.O.T.--Quarterly Tax & Reserve Optional Tender(b) S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender Offer(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
    T.R.A.N.--Tax & Revenue Anticipation Note
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost basis for federal income tax purposes is the same as that used for financial statement purposes.
(d) Indicates illiquid security.
(e) Indicates a security restricted as to resale.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities
(Unaudited)                             PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1998
                                                                                                                  -------------
Investments, at amortized cost which approximates market value..............................................      $274,129,415
Receivable for investments sold.............................................................................        11,900,000
Receivable for Fund shares sold.............................................................................         4,425,425
Interest receivable.........................................................................................         2,313,252
Prepaid expenses............................................................................................             6,005
                                                                                                                  -------------
   Total assets.............................................................................................       292,774,097
                                                                                                                  -------------
Liabilities
Payable for Fund shares reacquired..........................................................................        10,054,683
Bank overdraft..............................................................................................         3,087,516
Dividends payable...........................................................................................           171,258
Accrued expenses............................................................................................           135,440
Management fee payable......................................................................................           128,627
Distribution fee payable....................................................................................             8,920
                                                                                                                  -------------
   Total liabilities........................................................................................        13,586,444
                                                                                                                  -------------
Net Assets..................................................................................................      $279,187,653
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common Stock, $.01 par value.............................................................................      $  2,792,819
   Paid-in capital in excess of par.........................................................................       276,394,834
                                                                                                                  -------------
Net assets, June 30, 1998...................................................................................      $279,187,653
                                                                                                                  -------------
                                                                                                                  -------------
Net asset value, offering price and redemption price
   per share ($279,187,653 / 279,281,932 shares)............................................................              $1.00
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                   June 30,
Net Investment Income                                1998
Income
   Interest....................................   $ 5,820,161
                                                  -----------
Expenses
   Management fee..............................       797,487
   Distribution fee............................       199,372
   Transfer agent's fees and expenses..........       131,000
   Custodian's fees and expenses...............        36,000
   Registration fees...........................        22,000
   Reports to shareholders.....................        20,000
   Audit fee and expenses......................        13,000
   Legal fees and expenses.....................        12,000
   Directors' fees and expenses................         6,000
   Insurance...................................         3,000
   Miscellaneous...............................         4,578
                                                  -----------
      Total expenses...........................     1,244,437
   Less: custodian fee credit..................        (5,743)
                                                  -----------
      Net expenses.............................     1,238,694
                                                  -----------
Net investment income..........................     4,581,467
                                                  -----------
Net Increase in Net Assets
Resulting from Operations......................   $ 4,581,467
                                                  -----------
                                                  -----------

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                 Six Months
                                    Ended           Year Ended
Increase (Decrease)               June 30,         December 31,
in Net Assets                       1998               1997
Operations
   Net investment income.....  $4,581,467......   $    10,097,274
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        4,581,467         10,097,274
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........       (4,581,467)       (10,097,274)
                               ---------------    ---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............      461,802,507      1,046,969,468
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        4,453,577          9,663,288
   Cost of shares
      reacquired.............     (516,880,551)    (1,060,629,324)
                               ---------------    ---------------
   Net decrease in net assets
      from Fund share
      transactions...........      (50,624,467)        (3,996,568)
                               ---------------    ---------------
Total decrease...............      (50,624,467)        (3,996,568)
Net Assets
Beginning of period..........      329,812,120        333,808,688
                               ---------------    ---------------
End of period................  $   279,187,653    $   329,812,120
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements (Unaudited)   PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.
Dividends: The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'). The Fund compensated PSI for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly. Effective July 1, 1998 Prudential Investment Management Services LLC ('PIMS') will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.
PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended June 30, 1998, the Fund incurred fees of approximately $111,000 for the services of PMFS. As of June 30, 1998, approximately $18,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------

Financial Highlights (Unaudited)            PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended                    Year Ended December 31,
                                                                     June 30,       ----------------------------------------------
                                                                       1998           1997         1996         1995         1994
                                                                    -----------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................     $    1.00      $   1.00     $   1.00     $   1.00   $   1.00
Net investment income and realized gains........................          .014          .030         .028         .031       .023
Dividends and distributions to shareholders.....................         (.014)        (.030)       (.028)       (.031)     (.023)
                                                                    -----------     --------     --------     --------   --------
Net asset value, end of period..................................     $    1.00      $   1.00     $   1.00     $   1.00   $   1.00
                                                                    -----------     --------     --------     --------   --------
                                                                    -----------     --------     --------     --------   --------
TOTAL RETURN(a):................................................          1.44%         3.00%        2.84%        3.15%      2.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................     $ 279,188      $329,812     $333,808     $387,651    $487,290
Average net assets (000)........................................     $ 321,638      $339,825     $403,230     $470,370    $644,481
Ratios to average net assets:
   Expenses, including distribution fee.........................           .78%(b)       .78%         .80%         .85%        .75%
   Expenses, excluding distribution fee.........................           .66%(b)       .66%         .67%         .72%        .63%
   Net investment income........................................          2.87%(b)      2.97%        2.83%        3.14%       2.26%
                                                                    1993
                                                                  --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................  $   1.00
Net investment income and realized gains........................      .018
Dividends and distributions to shareholders.....................     (.018)
                                                                  --------
Net asset value, end of period..................................  $   1.00
                                                                  --------
                                                                  --------
TOTAL RETURN(a):................................................      1.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................  $601,622
Average net assets (000)........................................  $726,571
Ratios to average net assets:
   Expenses, including distribution fee.........................       .74%
   Expenses, excluding distribution fee.........................       .62%
   Net investment income........................................      1.84%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852

http://www.prudential.com
(LOGO)

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

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